FEDERATED MUNICIPAL SECURITIES FUND, INC.
Class A Shares
Class B Shares
Class C Shares
Supplement to Prospectus dated July 31, 1997


On July 21, 1998, the Fund will hold a Special Meeting of shareholders for the following purposes:

      1)    To elect three Directors.

      2) To make changes to the Fund's fundamental investment policies:

     a) To amend and to change from a fundamental to an operating policy the Fund's ability to invest in restricted securities;

     b) To amend and to change from a fundamental to an operating policy the Fund's ability to invest in the securities of other investment companies;

            c) To amend and to change from a fundamental to an operating policy the Fund's ability to invest in non-investment grade municipal bonds;

            d) To remove the Fund's fundamental investment policy on investing in puts and calls; and

     e) To remove the Fund's fundamental investment policy on investing in issuers whose securities are owned by Officers and Directors.



                                                                   May 22 , 1998



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